Exhibit 10.4

SERVICES AGREEMENT

THIS SERVICES AGREEMENT (“Agreement”), is entered into as of July 2, 2004, by and between CARA THERAPEUTICS, INC., a Delaware corporation (“Cara”), and BIO DILIGENCE PARTNERS, INC., a Pennsylvania corporation (“Consultant”).

WHEREAS, Cara wishes to obtain the services of Consultant for certain purposes, and Consultant wishes to provide such services, all subject to the terms and condition of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and intending to be legally bound hereby, Cara and Consultant hereby agree as follows:

1. Services to be Provided. During the term of this Agreement, Consultant shall perform for Cara the services described on Exhibit A attached hereto and made a part hereof (the “Services”).

2. Term. The initial term of this Agreement shall begin, on July 2, 2004 and shall continue until July 1, 2005 unless terminated prior thereto pursuant to paragraph 5 below. This Agreement may be renewed upon mutual agreement of the parties in writing.

3. Compensation; Benefits.

(a) As compensation for providing services hereunder, Cara shall pay Consultant the amounts specified in Exhibit A attached hereto, in accordance with the schedule set forth on Exhibit A. In addition, Cara shall reimburse Consultant for out-of-pocket travel, costs of attendance at professional meetings, hotel and meal expenses reasonably incurred by Consultant provided that the travel was approved in advance by Cara and the expenses are incurred in accordance with Cara’s reimbursement policies.

(b) No employee of Consultant shall be deemed an employee of Cara and therefore will not be entitled to participate in or receive any benefit or right as a Cara employee under any Cara employee benefit and welfare plans, including, without limitation, employee insurance, pension, savings and security plans as a result of his/her entering into this Agreement. However, following the establishment of Cara’s group health insurance plan, Cara will reimburse Consultant for 70% of the cost of the health insurance policy currently in place for Dr. Michael Lewis at Consultant.

4. Confidential Information, Invention Assignment and Arbitration Agreement. Consultant shall execute a Confidential Information, Invention Assignment, and Arbitration Agreement as of this date in the form and substance attached hereto as Exhibit B.

5. Termination. Notwithstanding the provisions of paragraph 2, Cara or Consultant may unilaterally terminate this Agreement for any reason whatsoever, upon thirty (30) days written notice to the other party to this Agreement.

6. Return of Cara Property. Consultant will return to Cara any property of Cara in its possession, at any time when as requested by Cara and in any event upon termination of this Agreement. Consultant will not remove any Cara property from Cara premises without written authorization from Cara.

7. No Conflicting Agreements. Consultant represents that it is not a party to any existing agreement which would prevent it from entering into and performing this Agreement. Consultant will not enter into any other agreement that is in conflict with its obligations under this Agreement.

8. Independent Contractor. Consultant is an independent contractor under this Agreement. Neither party shall have the power to bind the other party to any agreement, contract, obligation or liability. Consultant shall be responsible for all taxes as an independent Consultant.

9. Entire Agreement, Amendment and Assignment. This Agreement is the sole agreement between Consultant and Cara with respect to the Services to be performed hereunder (except for the Confidential Information, Invention Assignment, and Arbitration Agreement attached hereto as Exhibit B) and it supersedes all prior agreements and understandings with respect thereto, whether oral or written. No modification to any provision of this Agreement shall be binding unless in writing and signed by both Consultant and the President of Cara. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of Consultant hereunder are of a personal nature and shall not be assignable or delegable in whole or in part by Consultant.

10. Governing Law. This Agreement shall be governed by and interpreted in accordance with laws of the State of New York, without giving effect to any conflict of laws provisions.

11. Notices. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given when hand delivered, sent by facsimile or mailed by registered or certified mail, as follows (provided that notice of change of address shall be deemed given only when received):

If to Cara, to:	Cara Therapeutics, Inc. 34 Spruce Street Riverside, CT 06878 Attention: Derek Chalmers Facsimile No.: (801) 504-4879

With a copy to:	Pillsbury Winthrop LLP 1540 Broadway New York, NY 10036 Att: Babak Yaghmaie Facsimile No.: (212) 858-1500

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If to Consultant, to:	Bio Diligence Partners, Inc.
438 Ground Hog College Road
West Chester, PA 19382
Attention: Dr. Michael Lewis
Facsimile No.: (610) 793-2132

or to such other names or addresses as Cara or Consultant, as the case may be, shall designate by notice to each other person entitled to receive notices in the manner specified in this paragraph.

12. Counterparts. This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, shall bear the signatures of Consultant and Cara. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, but all of which together shall constitute but one and the same instrument.

13. Severability. If any provision of this Agreement or application thereof to anyone or under any circumstances is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provision or application of this Agreement which can be given effect without the invalid or unenforceable provision or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction.

14. Employer Identification Number. Consultant certifies that its Employer Identification Number is 23-2763430. Consultant acknowledges that Cara will rely upon the foregoing certification in filing certain documents and instruments required by law in connection with this Agreement including, without limitation, Form 1099 under the Internal Revenue Code of 1986, as amended (or any successor form).

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have duly executed this Agreement as of the date first above written.

CARA THERAPEUTICS, INC.

By:	/s/ Derek Chalmers
Name:	Derek Chalmers
Title:	President

BIO DILIGENCE PARTNERS, INC.

By:	/s/ Michael Lewis
Name:	Dr. Michael Lewis
Title:	President

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Exhibit A

Description of Consulting Services and Compensation

Scope of Services:

Consultant shall cause Dr. Michael Lewis to commit at least 70% of his available work time to providing consulting services to Cara. Such services shall consist of any duties reasonably requested by Cara in connection with its business. Services provided by Consultant to Cara pursuant to this Agreement shall be performed by Dr. Michael Lewis only, unless a substitute is otherwise approved by Cara’s board of directors.

Compensation:

Consultant’s compensation will consist of a payment of One Hundred Five Thousand Dollars ($105,000) per year, payable in accordance with the Company’s payroll practices commencing July 1, 2004 (the “Effective Date”). Consultant shall also be eligible, at the discretion of the Board of Directors, to receive an annual bonus. Consultant hereby agrees to defer receipt of any compensation from Cara for services rendered until the completion of the Cara’s equity financing and that upon completion of such financing, notwithstanding anything to the contrary set forth herein, Consultant shall only be entitled to a payment equal to two (2) months of compensation for providing services to the Company from the Effective Date until the completion of such financing.

Michael Lewis

Bio Diligence Partners Inc.

This letter shall serve as an amendment to the Services Agreement dated July 2, 2004. It is hereby agreed to extend the Agreement from July 1, 2005 to July 1, 2007. Compensation described in Exhibit A of the Agreement is increased to $122,500.00 per annum effective October 1, 2005 and paid on a monthly basis. The reimbursement for 70% of the health insurance cost for consultant shall begin January 1, 2006, paid quarterly.

All other sections of the Agreement continue as written.

Cara Therapeutics, Inc.

By:	/s/ Derek Chalmers
Name:	Derek Chalmers
Title:	President & CEO

Bio Diligence Partners, Inc.

By:	/s/ Michael Lewis
Name:	Dr. Michael Lewis
Title:	President

Michael Lewis

Bio Diligence Partners Inc.

This letter shall serve as a second amendment to the Services Agreement dated July 2, 2004. It is hereby agreed to extend the Agreement from July 1, 2007 to July 1, 2008. Compensation described in Exhibit A of the Agreement, as previously amended, will continue at the rate of $122,500.00 per annum and paid on a monthly basis. The reimbursement for 70% of the health insurance cost for consultant shall continue, paid quarterly.

All other sections of the Agreement continue as written.

Cara Therapeutics, Inc.

By:	/s/ Derek Chalmers
Name:	Derek Chalmers
Title:	President & CEO

Bio Diligence Partners, Inc.

By:	/s/ Michael Lewis
Name:	Dr. Michael Lewis
Title:	President

Michael Lewis

Bio Diligence Partners Inc.

This letter shall serve as a fourth amendment to the Services Agreement dated July 2, 2004. It is hereby agreed to extend the Agreement from July 1, 2008 to July 1, 2009. Compensation described in Exhibit A of the Agreement, as previously amended, will be increased to a rate of $132,500.00 per annum and paid on a monthly basis beginning September 1, 2008. The reimbursement for 70% of the health insurance cost for consultant shall continue, paid quarterly.

All other sections of the Agreement continue as written.

Cara Therapeutics, Inc.

By:	/s/ Derek Chalmers
Name:	Derek Chalmers
Title:	President & CEO

Bio Diligence Partners, Inc.

By:	/s/ Michael Lewis
Name:	Dr. Michael Lewis
Title:	President

July 27, 2009

Michael Lewis

Bio Diligence Partners Inc.

This letter shall serve as a fifth amendment to the Services Agreement dated July 2, 2004. It is hereby agreed to extend the Agreement from July 1, 2009 to July 1, 2010. Compensation described in Exhibit A of the Agreement, as previously amended, will continue at the rate of $132,000.00 per annum and paid on a monthly basis. The reimbursement for 70% of the health insurance cost for consultant shall continue, paid quarterly.

All other sections of the Agreement continue as written.

Cara Therapeutics, Inc.

By:	/s/ Derek Chalmers
Name:	Derek Chalmers
Title:	President & CEO

Bio Diligence Partners, Inc.

By:	/s/ Michael Lewis
Name:	Dr. Michael Lewis
Title:	President

April 1, 2011

Michael Lewis

Bio Diligence Partners Inc.

This letter shall serve as a sixth amendment to the Services Agreement dated July 2, 2004. It is hereby agreed to extend the Agreement from July 1, 2011 to July 1, 2012. Compensation described in Exhibit A of the Agreement, as previously amended, will be modified to the rate of $99,000.00 per annum and paid on a monthly basis beginning April 2011. The reimbursement for 70% of the health insurance cost for consultant shall continue, paid quarterly.

All other sections of the Agreement continue as written.

Cara Therapeutics, Inc.

By:	/s/ Derek Chalmers
Name:	Derek Chalmers
Title:	President & CEO

Bio Diligence Partners, Inc.

By:	/s/ Michael Lewis
Name:	Dr. Michael Lewis
Title:	President

July 31, 2012

Michael Lewis

Bio Diligence Partners Inc.

This letter shall serve as a seventh amendment to the Services Agreement dated July 2, 2004. It is hereby agreed to extend the Agreement from July 1, 2012 to July 1, 2013. Compensation described in Exhibit A of the Agreement, as previously amended, will continue at the rate of $99,000.00 per annum and paid on a monthly basis. The reimbursement for 70% of the health insurance cost for consultant shall continue, paid quarterly.

All other sections of the Agreement continue as written.

Cara Therapeutics, Inc.

By:	/s/ Derek Chalmers
Name:	Derek Chalmers
Title:	President & CEO

Bio Diligence Partners, Inc.

By:	/s/ Michael Lewis
Name:	Dr. Michael Lewis
Title:	President

July 31, 2013

Michael Lewis

Bio Diligence Partners Inc.

This letter shall serve as a seventh amendment to the Services Agreement dated July 2, 2004. It is hereby agreed to extend the Agreement from July 1, 2013 to July 1, 2014. Compensation described in Exhibit A of the Agreement, as previously amended, will continue at the rate of $99,000.00 per annum and paid on a monthly basis. The reimbursement for 70% of the health insurance cost for consultant shall continue, paid quarterly.

All other sections of the Agreement continue as written.

Cara Therapeutics, Inc.

By:	/s/ Derek Chalmers
Name:	Derek Chalmers
Title:	President & CEO

Bio Diligence Partners, Inc.

By:	/s/ Michael Lewis
Name:	Dr. Michael Lewis
Title:	President